                                  SCHEDULE 14A
                                 (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a party other than the Registrant |X|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 [ ]
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                             CATALINA LIGHTING, INC.
                (Name of Registrant as Specified in Its Charter)

                              DMM INVESTMENTS, LTD.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed on the table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

[DMM INVESTMENTS, LTD. Logo]

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                             CATALINA LIGHTING, INC.

                                  May 10, 1999

                                  -------------

                                 PROXY STATEMENT

                                       OF

                              DMM INVESTMENTS, LTD.

To Fellow Stockholders of Catalina Lighting, Inc.:

      DMM Investments, Ltd. ("DMM") is furnishing this proxy statement in connection with the solicitation of proxies to be used for the purposes set forth herein at the 1999 Annual Meeting of Stockholders of Catalina Lighting, Inc. (the "Company"), and any adjournment or postponement thereof (the "Meeting"). According to the Company's Proxy Statement, dated April 23, 1999, relating to the Meeting (the "Company Proxy Statement"), the Meeting is currently scheduled to be held on Monday, May 10, 1999, at the Company's corporate offices located at 18191 N.W. 68th Avenue, Miami, Florida 33015, at 8:00 a.m. local time.

      DMM is soliciting proxies to elect two nominees of DMM as members of the Board of Directors of the Company (the "Board" or the "Board of Directors") to serve until the next Annual Meeting of Stockholders of the Company and their successors have been duly elected and qualified or until their earlier death, resignation or removal (the "DMM Nominees"). The principal purpose of electing the DMM Nominees to the Board is to promptly seek a sale or merger of the Company by retaining a qualified investment banking firm for the specific purpose of soliciting offers to acquire the Company and establishing a committee of independent directors to consider and recommend to the full Board for approval the best available offer to acquire the Company by sale or merger.

      Copies of this proxy statement and the enclosed BLUE form of proxy are first being sent or given to stockholders on or about April [__], 1999.

      DMM is a Florida limited partnership which has as its sole general partner DMM Investments, Inc., a Florida corporation wholly-owned by David M. Moss ("Mr. Moss"). Mr. Moss was the founder of the Company and served as its Chairman, Chief Executive Officer and President until 1989 when he resigned all of his positions with the Company, agreed to a two-year covenant not to compete and was paid severance in an amount in excess of $1,000,000. Mr. Moss is currently a stockholder of the Company beneficially owning as of April [__], 1999, the last full trading day prior to the printing of this Proxy Statement, an aggregate of 443,082 shares of the outstanding common stock (the "Common Stock") of the Company (representing approximately 6.3% of the outstanding Common Stock).

      In December 1998, Mr. Moss advised the Company of his dissatisfaction with the Company's performance and set forth a series of inquiries. Thereafter the Company amended its Bylaws (as amended, the "Bylaws") to add a defensive advance notice bylaw without informing Mr. Moss of such action nor publicly disclosing such action other than to file the amended Bylaws as an exhibit with the filing of its 1998 Annual Report on Form 10-K. Mr. Moss thereafter delivered a notice to the Company pursuant to the newly-adopted Bylaws of his intention to nominate opposition candidates for election to the Board at the Meeting. The Company responded by alleging certain procedural deficiencies with Mr. Moss' notice. Mr. Moss next indicated to the Company his desire to propose two nominees to the Board so as to be in a position to improve the Company's performance and the Company rebuffed Mr. Moss' request by responding that it would select and appoint independent nominees.

      In April 1999, after a review of the Company's preliminary proxy materials filed in respect of the Meeting, Mr. Moss, through his legal counsel, notified the Company that the one-third quorum requirement contained in its Bylaws was invalid under Florida corporate law. The Company responded by changing the quorum requirement to a majority of the outstanding shares, thereby making it easier for the stockholders to withhold their proxies and defeat the new quorum requirement. The Company, however, failed to notify Mr. Moss of such change and instead cleared their proxy materials with the Securities and Exchange Commission and filed and mailed definitive proxy materials to the Company's stockholders. Most importantly, the Company significantly shortened the solicitation period - ordinarily over 30 days in the last three years - by instituting a previously undisclosed Meeting date of May 10, 1999, which is far in advance of the previously stated May 26, 1999 Meeting date, without any notice to Mr. Moss, thereby severely inhibiting his ability to communicate with his fellow Company stockholders of the matters discussed herein. As a result, Mr. Moss decided to solicit proxies in favor of his own nominees and commenced this proxy contest. In the rush to shorten the solicitation period, the Company refused to discuss our nominees. Mr. Moss chose Mr. Oppenheim to avoid any claims of conflict.

      The election of the DMM Nominees will not give DMM the power, directly or indirectly, to direct or cause the direction of the management or policies of the Company, nor does DMM seek such power. DMM believes that the election of the DMM Nominees would be a strong indication of the desire of stockholders to evaluate the possibility of maximizing the value of their investment in the Company by a sale or merger and would make a successful consummation of an acquisition of the Company more likely to occur. DMM has not determined what action it will take if the DMM Nominees are not elected.

      The DMM Nominees intend, if elected, to assess independently whether or not a sale or merger of the Company would be in the best interests of the Company's stockholders. If the Board of Directors determines to pursue a sale or merger of the Company, the DMM Nominees are committed to seek the most advantageous transaction for the holders of Common Stock, and have stated that they will evaluate fairly and impartially all acquisition proposals received by the Company.

The Voting Condition

      Pursuant to the Bylaws, advance notice is required to be delivered to the Company not less than 120 days prior to the first anniversary of the prior year's annual meeting. If the date of the annual meeting is advanced by more than 40 days or delayed by more than 40 days from such anniversary date, then notice by the stockholder in order to be timely must be delivered not later than the close of business on the later of the 120th day prior to the annual meeting or the tenth day following the day on which notice or public disclosure of the date of the annual meeting was publicly announced. On February 9, 1999, formal notice was delivered to the Company on behalf of Mr. Moss with respect to his intention to nominate two of his own candidates to the Board (the "DMM Notice"). DMM contends that the Company is required under the Bylaws to permit the DMM Nominees to be nominated for election as directors of the Company at the Meeting.

      Stockholders will not have the opportunity to vote on the election of the DMM Nominees unless the DMM Notice is determined, or deemed, to have been delivered in compliance with the requirements of the Bylaws, or the requirements of the Bylaws relating to the DMM Notice are waived or otherwise rendered inapplicable to the election of the DMM Nominees (the "Voting Condition"). DMM has determined that it will solicit proxies with respect to the election of the DMM Nominees regardless of whether the Voting Condition has been or will be satisfied and that, unless DMM is irrevocably notified by the Company at least ten days prior to the date of the Meeting that the Voting Condition has been satisfied, DMM will not attend the Meeting, will not vote the proxies it has received at the Meeting and will thereby cause the stockholders who delivered such proxies to be deemed not present by proxy at the Meeting. Assuming that DMM receives a sufficient number of proxies form stockholders who have not also given unrevoked proxies to the Company's management, the purpose and effect of such actions by DMM will be to result in there not being a quorum at the Meeting. The Bylaws currently provide that, at any meeting of stockholders, the holders of a majority of all of the shares entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum. If DMM does not attend the Meeting and the proxies received by DMM are not presented or voted at the Meeting, then there will not be a quorum at the Meeting unless those stockholders present in person or by unrevoked proxy given to the Company's management represent a majority of the shares entitled to be voted at the Meeting. If there is not a quorum at the Meeting, DMM believes that the Board of Directors will be compelled to adjourn or reschedule the Meeting and that, in such event, it will behoove the Board to allow stockholders to vote on the election of the DMM Nominees.

      DMM believes that there should be a reasonable period of time prior to the Meeting during which stockholders are aware of whether the Voting Condition has been satisfied and whether they will be permitted to vote on the election of the DMM Nominees. Accordingly, DMM will not treat the Voting Condition as having been satisfied, and thus will not attend the Meeting and will not present and vote the proxies received by it at the Meeting, unless the Company has irrevocably notified DMM not later than ten days prior to the date of the Meeting that the Voting Condition has been satisfied. DMM will promptly notify stockholders, by means of a press release and/or letter to stockholders, if and when it receives notice from the Company regarding whether the Voting Condition has been satisfied. If such notice is not received by DMM prior to the date which is ten days prior to the date of the Meeting, DMM will at that time notify stockholders in a public filing with the SEC that, for purposes of this solicitation of proxies, the Voting Condition has not been satisfied. In such event or in any other circumstance under which DMM has concluded (based upon its receipt of a notice to such effect from the Company or otherwise) on the date which is ten days prior to the date of the Meeting that the Voting Condition has not been satisfied, DMM will not attend the Meeting and will not present and vote the proxies received by it, regardless of any determination subsequent to such date that the Voting Condition has been satisfied. If the Meeting is adjourned or rescheduled, DMM will not treat the Voting Condition as having been satisfied when the Meeting is reconvened or held as rescheduled unless the Company has irrevocably notified DMM, no later than ten days in advance thereof, that the Voting Condition has been satisfied.

      In the event that the Voting Condition is satisfied (and DMM receives irrevocable notice thereof from the Company at least ten days prior to the date of the Meeting), DMM will be present at the Meeting and will cause all unrevoked proxies received by it to be voted at the Meeting in accordance with instructions contained therein. DMM will not attend the Meeting and will not present and vote the proxies it has received if the Voting Condition is not satisfied or if DMM has not received timely notice thereof. Stockholders must understand that, unless the Voting Condition is satisfied as and when specified above, any BLUE proxy card submitted to DMM by them will not be voted and they will not be deemed present by proxy at the Meeting, and that such actions could result in there not being a quorum at the Meeting.

Revocations of Proxies

      A proxy may generally be revoked at any time prior to the time that a vote is taken by, among other methods, delivery of a later dated proxy. However, if a stockholder has given a proxy to the Company's management, the delivery of a later dated BLUE proxy card to DMM will not necessarily revoke the earlier proxy because, as described above, the BLUE proxy card will not be submitted or voted by DMM unless the Voting Condition is satisfied as and when specified above. Accordingly, in addition to soliciting BLUE proxy cards from each stockholder, DMM is also soliciting a BLUE notice of revocation which, if submitted to the Company, will revoke any proxy given by such stockholder to the Company's management which is dated prior to the date of the notice of revocation. All BLUE notices of revocation received by DMM will be submitted to the Company no later than immediately prior to the time of the Meeting. However, a BLUE notice of revocation received by DMM from a stockholder will not be submitted to the Company if the related BLUE proxy received by DMM from such stockholder is to be presented and voted at the Meeting, since such proxy will automatically revoke all earlier dated proxies executed by such stockholder. The submission of a BLUE notice of revocation on behalf of a stockholder who has not, prior to the date of such notice of revocation, executed a proxy on behalf of management will have no effect on such stockholder or the voting of his or her shares. The BLUE notice of revocation is attached to the BLUE proxy card enclosed with this Proxy Statement. Although stockholders are free to separate the BLUE proxy card from the BLUE notice of revocation and return one or both of them separately or mail the notice of revocation directly to the Secretary of the Company, stockholders are urged to mark, sign, date and return to DMM both the BLUE proxy card and the BLUE notice of revocation.

      Any BLUE proxy card may be revoked at any time prior to the time a vote is taken by delivering written notice of revocation or a later dated proxy to DMM or the Secretary of the

Company, or by voting in person at the Meeting. Any BLUE notice of revocation will not revoke or otherwise affect any proxy given to the Company's management following the date of such notice of revocation. To the extent that proxies are submitted at the Meeting and not withheld as described above, only the latest dated proxy of each stockholder will count at the Meeting. In the event that the Voting Condition is satisfied as and when specified above, the BLUE proxy will authorize the persons named thereon and each of them with power of substitution to vote the shares of Common Stock represented thereby at the Meeting as described under "VOTING AND PROXY PROCEDURES" below. The BLUE proxy will also authorize the persons named thereon and each of them to not vote the shares of Common Stock represented thereby at the Meeting and to not have the holders of such shares be deemed present by proxy at the Meeting, if the Voting Condition is not satisfied as and when specified above.

                                      * * *

      DMM STRONGLY RECOMMENDS THAT YOU VOTE FOR THE DMM NOMINEES BY MARKING, SIGNING, DATING AND MAILING THE ENCLOSED BLUE PROXY CARD AND BLUE NOTICE OF REVOCATION PROMPTLY IN THE ENVELOPE PROVIDED. IF THE VOTING CONDITION IS NOT SATISFIED AS AND WHEN SPECIFIED HEREIN, RETURNING THE BLUE PROXY CARD WILL AUTHORIZE DMM TO CAUSE THE SHARES REPRESENTED THEREBY TO NOT BE VOTED AT THE MEETING AND TO CAUSE THE HOLDER WHO DELIVERED SUCH BLUE PROXY CARD TO BE DEEMED NOT PRESENT BY PROXY AT THE MEETING. IN SUCH EVENT, AND ASSUMING THAT DMM RECEIVES A SIGNIFICANT NUMBER OF PROXIES, A QUORUM WOULD NOT BE PRESENT AT THE ANNUAL MEETING AND THE COMPANY WOULD BE UNABLE TO CONDUCT BUSINESS AT THE MEETING.

      HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF APRIL 1, 1999, THE RECORD DATE FOR VOTING AT THE MEETING, ARE URGED TO SUBMIT A BLUE PROXY CARD AND BLUE NOTICE OF REVOCATION EVEN IF YOUR SHARES HAVE BEEN SOLD AFTER THE RECORD DATE.

      IF YOU HAVE PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE MEETING, YOU SHOULD SEEK TO OBTAIN A PROXY FROM THE SELLER OF SUCH SHARES.

      IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE BLUE PROXY CARD.

      THIS PROXY STATEMENT IS NEITHER A REQUEST FOR THE TENDER OF SHARES OF COMMON STOCK NOR AN OFFER WITH RESPECT THERETO. THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF OFFERS TO BUY ANY SECURITIES WHICH MAY BE ISSUED IN ANY MERGER OR SIMILAR BUSINESS COMBINATION INVOLVING DMM AND THE COMPANY. THE

ISSUANCE OF SUCH SECURITIES WOULD HAVE TO BE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH SECURITIES WOULD BE OFFERED ONLY BY MEANS OF A PROSPECTUS COMPLYING WITH THE REQUIREMENTS OF SUCH ACT.

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL GEORGESON & COMPANY INC. AT THE FOLLOWING NUMBER.

                                 GEORGESON
                                 & COMPANY INC.

                          Call Toll Free (800) 223-2064
                                Wall Street Plaza
                               New York, New York
                                 (212) 440-9800

                         Banks and Brokers call collect
                                 (212) 440-9800

                  BACKGROUND AND REASONS FOR THE SOLICITATION

Background

      DMM is a Florida limited partnership which has as its sole general partner DMM Investments, Inc., a Florida corporation wholly-owned by Mr. Moss. Mr. Moss was the founder of the Company and served as its Chairman, Chief Executive Officer and President until 1989 when he resigned all of his positions with the Company, agreed to a two-year covenant not to compete and was paid severance in an amount in excess of $1,000,000. Mr. Moss is currently a stockholder of the Company beneficially owning as of April [__], 1999, the last full trading day prior to the printing of this Proxy Statement, an aggregate of 443,082 shares of Common Stock (representing approximately 6.3% of the outstanding Common Stock).

      In December 1998, Mr. Moss advised the Company of his dissatisfaction with the Company's performance and set forth a series of inquiries. Thereafter the Company amended its Bylaws to add a defensive advance notice bylaw without informing Mr. Moss of such action nor publicly disclosing such action other than to file the amended Bylaws as an exhibit with the filing of its 1998 Annual Report on Form 10-K. Mr. Moss thereafter delivered a notice to the Company pursuant to the newly-adopted Bylaws of his intention to nominate opposition candidates for election to the Board at the Meeting. The Company responded by alleging certain procedural deficiencies with Mr. Moss' notice. Mr. Moss next indicated to the Company his desire to propose two nominees to the Board so as to be in a position to improve the Company's performance and the Company rebuffed Mr. Moss' request by responding that it would select and appoint independent nominees.

      In April 1999, after a review of the Company's preliminary proxy materials filed in respect of the Meeting, Mr. Moss, through his legal counsel, notified the Company that the one-third quorum requirement contained in its Bylaws was invalid under Florida corporate law. The Company responded by changing the quorum requirement to a majority of the outstanding shares, thereby making it easier for the stockholders to withhold their proxies and defeat the new quorum requirement. The Company, however, failed to notify Mr. Moss of such change and instead cleared their proxy materials with the Securities and Exchange Commission and filed and mailed definitive proxy materials to the Company's stockholders. Most importantly, the Company significantly shortened the solicitation period - ordinarily over 30 days in the last three years - by instituting a previously undisclosed Meeting date of May 10, 1999, which is far in advance of the previously stated May 26, 1999 Meeting date, without any notice to Mr. Moss, thereby severely inhibiting his ability to communicate with his fellow Company stockholders of the matters discussed herein. As a result, Mr. Moss decided to solicit proxies in favor of his own nominees and commenced this proxy contest. In the rush to shorten the solicitation period, the Company refused to discuss our nominees. Mr. Moss chose Mr. Oppenheim to avoid any claims of conflict.

      On April [__], 1999, the last full trading day prior to the printing of this Proxy Statement, Mr. Moss beneficially owned an aggregate of 443,082 shares of Common Stock (representing approximately 6.3% of the outstanding Common Stock). Certain additional information regarding Mr. Moss' and DMM's purchase and beneficial ownership of shares of Common Stock is set forth hereunder under "CERTAIN HOLDERS OF SECURITIES OF THE COMPANY" and in Appendix I to this Proxy Statement.

Reasons for the Solicitation

      The principal purpose of the solicitation is to facilitate or encourage a sale or merger of the Company by electing the DMM Nominees as directors of the Company.

      Even in the event that the DMM Nominees are elected, there can be no assurance that the Board of Directors will determine to pursue a sale or merger of the Company, or, if such a course is pursued, that any transaction will be consummated. The DMM Nominees, if elected, will constitute only two members of the Board and would be unable, without the support of some of the current incumbent directors or their successors, to cause the Board to take any action requiring the approval of a majority of the directors. Election of the DMM Nominees will not, in any event, give DMM the power, directly or indirectly, to direct or cause the direction of the management and policies of the Company. DMM believes, however, that the election of the DMM Nominees would be a strong indication of the desire of stockholders to evaluate the possibility of maximizing the value of their investment in the Company by a sale or merger and would make successful consummation of an acquisition of the Company more likely to occur. DMM has not determined what action it will take if the DMM Nominees are not elected.

      The DMM Nominees intend, if elected, to assess independently whether or not a sale or merger of the Company would be in the best interests of stockholders. If the Board of Directors determines to pursue a sale or merger of the Company, the DMM Nominees are committed to seek the most advantageous transaction for the holders of Common Stock. The DMM Nominees have stated that they will evaluate fairly and impartially all acquisition proposals received by the Company.

      DMM is also soliciting proxies to abstain on a Company proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending September 30, 1999 (the "Auditor Proposal"). (See "MATTERS TO BE CONSIDERED AT THE MEETING--Auditor Proposal" below).

                           VOTING AND PROXY PROCEDURES

General

      Subject to the satisfaction of the Voting Condition as and when specified herein, properly executed BLUE proxies will authorize the persons named thereon and each of them with power of substitution to vote the shares of Common Stock represented thereby as directed by the holder of such shares or, if no direction is indicated, to vote the shares of Common Stock represented thereby (1) in favor of the election of the DMM Nominees (or substitute nominees selected by DMM as specified in "MATTERS TO BE CONSIDERED AT THE MEETING--Election of Directors") and (2) to abstain with respect to the Auditor Proposal.

      In order to provide a convenient means for you to vote your shares of Common Stock on all matters to be presented at the Meeting, the enclosed BLUE proxy requests voting directions from you on all matters expected to be considered at the Meeting. In the event that the Voting Condition is satisfied as and when specified herein, if you sign and return the BLUE proxy, your shares will be voted as you direct with respect to the election of the DMM Nominees and the

Auditor Proposal, and each other matter to be presented at the Meeting. However, if you sign and return the BLUE proxy but do not provide directions as to the voting of your shares and in the event that the Voting Condition is satisfied as and when specified herein, your shares will be voted in favor of the election of the DMM Nominees, and to abstain on the Auditor Proposal. (See "MATTERS TO BE CONSIDERED AT THE MEETING" below).

      Except as discussed herein, DMM is not aware of any other matters to be considered at the Meeting. However, in the event that the Voting Condition is satisfied as and when specified herein, if any other matter properly comes before the Meeting, (i) on all procedural matters properly coming before the Meeting the persons named as proxies on the enclosed BLUE proxy card will have discretionary authority to vote all proxies with respect to such matters so as to prevent frustration of the purposes of this solicitation and (ii) on all other matters properly coming before the Meeting, the BLUE proxy will abstain. The BLUE proxy will not confer any discretionary authority to vote except with respect to procedural matters described in clause (i) of the preceding sentence.

The Voting Condition

      Stockholders will not have the opportunity to vote on the election of the DMM Nominees unless the Voting Condition is satisfied. DMM has determined that it will solicit proxies with respect to the election of the DMM Nominees regardless of whether the Voting Condition has been or will be satisfied and that, unless DMM is irrevocably notified by the Company at least ten days prior to the Meeting that the Voting Condition has been satisfied, DMM will not attend the Meeting, will not vote the proxies it has received at the Meeting and will thereby cause the stockholders who delivered such proxies to be deemed not present by proxy at the Meeting. Assuming that DMM receives a sufficient number of proxies from stockholders who have not also given unrevoked proxies to the Company's management, the purpose and effect of such actions by DMM will be to result in there not being a quorum at the Meeting and, as a consequence, the Company would be unable to conduct business at the Meeting. The Bylaws currently provide that, at any meeting of stockholders, the holders of a majority of all of the shares entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum. If DMM does not attend the Meeting and the proxies received by DMM are not presented or voted at the Meeting, then there will not be a quorum at the Meeting unless those stockholders present in person or by unrevoked proxy given to the Company's management represent a majority of the shares entitled to be voted at the Meeting. If there is not a quorum at the Meeting, DMM believes that the Board of Directors will be compelled to adjourn or reschedule the Meeting and that, in such event, it will behoove the Board to allow stockholders to vote on the election of the DMM Nominees.

      DMM believes that there should be a reasonable period of time prior to the Meeting during which stockholders are aware of whether the Voting Condition has been satisfied and whether they will be permitted to vote on the election of the DMM Nominees. Accordingly, DMM will not treat the Voting Condition as having been satisfied, and thus will not attend the Meeting and will not present and vote the proxies received by it at the Meeting, unless the Company has irrevocably notified DMM not later than ten days prior to the date of the Meeting that the Voting Condition has been satisfied. DMM will promptly notify stockholders, by means of a press release and/or letter to stockholders, if and when it receives notice from the Company regarding whether the Voting Condition has been satisfied. If no such notice is received by DMM prior to the date which is ten days prior to the date of the Meeting, DMM will at that time notify stockholders that, for purposes of this solicitation of proxies, the Voting Condition has not been satisfied. In such event or in any other circumstance under which DMM has concluded (based upon its receipt of a notice to such effect from the Company or otherwise) on the date which is ten days prior to the date of the Meeting that the Voting Condition has not been satisfied, DMM will not attend the Meeting and will not present and vote the proxies received by it, regardless of any determination subsequent to such date that the Voting Condition has been satisfied. If the Meeting is adjourned or rescheduled, DMM will not treat the Voting Condition as having been satisfied when the Meeting is reconvened or held as rescheduled unless the Company has irrevocably notified DMM, no later than ten days in advance thereof, that the Voting Condition has been satisfied.

      In the event that the Voting Condition is satisfied (and DMM receives irrevocable notice thereof from the Company at least ten days prior to the date of the Meeting), DMM will be present at the Meeting and will cause all unrevoked proxies received by it to be voted at the Meeting in accordance with instructions contained therein. DMM will not attend the Meeting and will not present and vote the proxies it has received if the Voting Condition is not satisfied or if DMM has not received timely notice thereof. Stockholders must understand that, unless the Voting Condition is satisfied as and when specified herein, any BLUE proxy card submitted to DMM by them will not be voted and they will not be deemed present by proxy at the Meeting, and that such actions could result in there not being a quorum at the Meeting. In such event, and assuming that DMM receives a significant number of proxies, a quorum would not be present at the Meeting and the Company would be unable to conduct business at the Meeting.

Revocation of Prior Proxies Submitted to Management

      A proxy may generally be revoked at any time prior to the time that a vote is taken by, among other methods, delivery of a later dated proxy. However, if a stockholder has given a proxy to the Company's management, the delivery of a later dated BLUE proxy card to DMM will not necessarily revoke the earlier proxy because, as described above, the BLUE proxy card will not be submitted or voted by DMM unless the Voting Condition is satisfied as and when specified herein. Accordingly, in addition to soliciting BLUE proxy cards from each stockholder, DMM is also soliciting a BLUE notice of revocation which, if submitted to the Company, will revoke any proxy card submitted by such stockholder to the Company's management which is dated prior to the date of the notice of revocation. The BLUE notice of revocation is attached to the BLUE proxy card enclosed with this Proxy Statement. Although stockholders are free to separate the BLUE proxy card from the BLUE notice of revocation and return one or both of them separately or mail the notice of revocation directly to the Secretary of the Company, stockholders are urged to mark, sign, date and return to DMM both the BLUE proxy card and the BLUE notice of revocation

Voting and Revocation Procedures

      For the proxy solicited hereby to be voted, subject to satisfaction of the Voting Condition, the enclosed BLUE proxy card must be signed, dated and mailed in the envelope provided and received in time to be voted at the Meeting. Execution of a BLUE proxy will not affect your right to attend the Meeting and to vote in person although if you execute a BLUE proxy card and the Voting Condition is not satisfied as and when specified herein, you are urged not to attend the Meeting in person because if you attend, your shares may be deemed present at the Meeting for quorum purposes. Any BLUE proxy card may be revoked at any time prior to the time a vote is taken by delivering written notice of revocation or a later dated proxy to DMM or the Secretary of the Company, or by voting in person at the Meeting. Any BLUE notice of revocation will not revoke or otherwise affect any proxy given to the Company's management following the date of such notice of revocation. To the extent that proxies are submitted at the Meeting and not withheld as described above, only the latest dated proxy of each stockholder will count at the Meeting. In the event that the Voting Condition is satisfied as and when specified herein, the BLUE proxy will authorize the persons named thereon and each of them with power of substitution to vote the shares of Common Stock represented thereby at the Meeting as described above. The BLUE proxy will also authorize the persons named thereon and each of them to not vote the shares of Common Stock represented thereby at the Meeting and to not have the holders of such shares be deemed present by proxy at the Meeting, if the Voting Condition is not satisfied as and when specified herein.

      Only holders of record of shares of Common Stock as of April 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. Holders of record of shares of Common Stock as of the Record Date are urged to submit a BLUE proxy card and BLUE notice of revocation even if such shares are sold after the Record Date. Holders who acquired their shares of Common Stock subsequent to the Record Date and wish to vote at the Meeting must acquire a proxy, power of attorney or similar authorization from the holder of record as of the Record Date. Any stockholder whose shares of Common Stock are held in the name of a brokerage firm, bank or other nominee on the Record Date should contact the person at such firm, bank or other nominee responsible for such stockholder's account and should give instructions for such stockholder's shares to be voted on the BLUE proxy card.

      Mr. Moss requested from the Company on April 27, 1999 a list of holders of record of shares of Common Stock and, to the extent known by the Company, beneficial owners thereof as of the Record Date. According to the Company Proxy Statement, 7,078,369 shares of Common Stock were outstanding on April 1, 1999. Each share of Common Stock is entitled to one vote.

                     MATTERS TO BE CONSIDERED AT THE MEETING

Election of Directors

      Subject to satisfaction of the Voting Condition as and when specified herein, DMM intends to nominate the DMM Nominees for election as directors of the Company. The DMM Nominees are identified below and have furnished to DMM the following information concerning their principal occupations and certain other matters. The DMM Nominees are citizens of the United States.

Name and Business Address       Age   Employment History
-------------------------       ---   ------------------

David M. Moss ................  55    Mr. Moss is the founder of Catalina
6073 N.W. 167th Street                Lighting, Inc. and served as  its
Building C-5                          Chairman, Chief Executive Officer and
Miami, Florida  33015                 President from 1986 to 1989. Mr. Moss
                                      is the Chairman, President and Chief
                                      Executive Officer of Achiever Shredders
                                      and Office Products Company, Inc.
                                      ("Achiever"), World Office Products
                                      Manufacturing, Inc. ("World  Office"),
                                      and Remington Security Camera, Inc.
                                      ("Remington"). Achiever, formerly a
                                      product line within World Office, became a separate corporation in January of 1997. Achiever and its strategic partners in China design, manufacture and distribute a complete line of security paper shredders. Remington was formed in September of 1997 to import and distribute a line of do-it-yourself security cameras, and World Office was formed in 1991 to import and distribute a line of office chairs.

Roy D. Oppenheim .............  39    Mr. Oppenheim has been a partner in the
Oppenheim & Pilelsky, P.A.            Miami area law firm of Oppenheim &
1290 Weston Road, Suite 300           Pilelsky, P.A. since 1990. Mr.
Fort Lauderdale, Florida  33326       Oppenheim is also an elected member of
                                      the Broward County Attorney's Real Estate
                                      Counsel. Mr. Oppenheim in 1991 through
                                      1993 served on the Florida Bar's Prepaid and Group Legal Committee which reviews group legal plans for the State. In addition, Mr. Oppenheim served on the Florida Bar's Committee on Central and
                                      Eastern Europe. Mr. Oppenheim is a
                                      graduate of Princeton University, and he now serves on the University's Committee to interview candidates for admission.

      Mr. Oppenheim and his firm, Oppenheim & Pilelsky, P.A. has provided, and continues to provide, legal services to DMM and to Mr. Moss and his various business interests.

      The DMM Nominees are being nominated for election to terms as directors of the Company ending at the next Annual Meeting of Stockholders of the Company. According to the Company Proxy Statement, the Board of Directors of the Company has nominated Robert Hersh, Ryan Burrow, Henry Latimer, Leonard Sokolow, Jesse Luxton, Howard Steinberg and Brian Wise for election at the Meeting as directors of the Company (the "Company Nominees"). Stockholders should refer to the Company Proxy Statement for information regarding the background and qualifications of the Company Nominees. According to the Company Proxy Statement, each of the Company Nominees is being nominated for election to a term ending at the next Annual Meeting of Stockholders of the Company. Each of the DMM Nominees or the Company Nominees, if elected, will hold office until the next Annual Meeting of Stockholders and until his successor shall be duly elected and qualified or until his earlier death, resignation or removal. Subject to satisfaction of the Voting Condition as and when specified herein, the enclosed BLUE proxy will be voted for the election of the DMM Nominees unless you withhold authority to do so by marking the appropriate box or by writing in the name of either Independent Nominee in the space provided on the BLUE proxy. (See "VOTING AND PROXY PROCEDURES" above).

      Seven directors are to be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders of the Company and thereafter until his successor is elected and qualified. DMM proposes to nominate at the Meeting and to elect two directors. Since DMM proposes to nominate only two directors, DMM's BLUE proxies can be voted for only two nominees. Stockholders should be aware that BLUE proxies, if they are voted, will be voted only for the DMM Nominees and that, accordingly, a stockholder who executes and does not revoke a BLUE proxy will be unable to vote for the remaining five directors to be elected at the Meeting.

      The DMM Nominees have consented to serve as directors if elected. DMM does not expect that the DMM Nominees will be unable to stand for election as directors of the Company. However, in the event that either of the DMM Nominees should be unable to stand for election, the persons named as proxies on the BLUE proxy will vote in favor of the remaining Independent Nominee and a substitute nominee selected by DMM.

      According to the Company Proxy Statement, directors who are also salaried employees of the Company receive no additional compensation for their services as directors. Commencing with this year's Annual Meeting of Stockholders, all nonemployee directors receive an annual retainer of $14,000, payable in $7,000 in cash and in a number of shares of Common Stock equal to $7,000 calculated on the basis of the fair market value of the Common Stock on the date of the current Annual Meeting of Stockholders. The shares of Common Stock are restricted and vest after one year or on a pro rata basis if the director ceases to serve on the Board. Directors also have and will continue to receive $1,000 per Board meeting and per Committee meeting.

      DMM has agreed to promptly reimburse the DMM Nominees for all out-of-pocket costs and expenses reasonably incurred by them in connection with their nominations for election as directors of the Company and related matters. DMM has also agreed to indemnify the DMM Nominees against all claims, liabilities and expenses incurred by the DMM Nominees which arise out of or relate to DMM's solicitation of proxies, the DMM Nominees' nomination for election as directors of the Company, or any related matters. In agreeing to indemnify the DMM Nominees, DMM expressly acknowledged that, as directors of the Company and as nominees for election to the Board of Directors, the DMM Nominees will exercise their independent judgment and will not be required to reflect the views of DMM.

      On April [__], the last full trading day prior to the printing of this Proxy Statement, Mr. Moss beneficially owned 443,082 shares of Common Stock (representing approximately 6.3% of the outstanding shares). Mr. Oppenheim does not beneficially own any shares of Common Stock.

      DMM strongly recommends a vote FOR the election of the DMM Nominees. Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. In the event that the Voting Condition is satisfied as and when specified herein, the persons named in the BLUE proxy or their substitutes will vote the shares represented thereby at the Meeting FOR the election of the DMM Nominees, unless you withhold authority to do so by marking the appropriate box on the BLUE proxy or by writing in the name of either Independent Nominee in the space provided on the BLUE proxy. If the Voting Condition is not satisfied as and when specified herein, DMM will cause the BLUE proxies received to not be voted at the Meeting and will cause the stockholders who delivered the BLUE proxies to be deemed not present by proxy at the Meeting. In such event, and assuming that DMM receives a significant number of proxies, a quorum would not be present at the Meeting and the Company would be unable to conduct business at the Meeting.

Ratification of Appointment of Accounting Firm

      According to the Company Proxy Statement, stockholders will be asked at the Meeting to ratify the appointment of the accounting firm of Deloitte & Touche LLP as the Company's independent auditors to audit the accounts of the Company for the year ending September 30, 1999. In light of the contest between DMM and the Company's management regarding the other matters to be considered at the Meeting, and in light of DMM's express intention to attempt to cause there not to be a quorum at the Meeting unless and until the Voting Condition is satisfied, DMM is soliciting proxies to abstain with respect to the Auditor Proposal. DMM believes that a failure by stockholders to ratify the appointment of Deloitte & Touche LLP as a result of DMM's solicitation of proxies would not obligate the Board of Directors to replace Deloitte & Touche LLP as the Company's auditors and would not be likely to result in Deloitte & Touche LLP ceasing to continue as the Company's auditors.

      DMM recommends a vote to ABSTAIN with respect to the Auditor Proposal. According to the Company Proxy Statement, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve the Auditor Proposal. In the event that the Voting Condition is satisfied as and when specified herein, the persons named on the BLUE proxy or their substitutes will ABSTAIN from voting the shares represented thereby at the Meeting with respect to the Auditor Proposal unless you instruct otherwise by marking the appropriate space on the BLUE proxy. If the Voting Condition is not satisfied as and when specified herein, DMM will cause the BLUE proxies received to not be voted at the Meeting and will cause the stockholders who delivered the BLUE proxies to be deemed not present by proxy at the Meeting. In such event, and assuming that DMM receives a significant number of proxies, a quorum would not be present at the Meeting and the Company would be unable to conduct business at the Meeting.

Other Proposals

      Except as set forth above, DMM is not aware of any proposals to be brought before the Meeting; however, should other proposals be brought before the Meeting, the persons named in the BLUE proxy will, subject to satisfaction of the Voting Condition as and when specified herein, vote as described under "VOTING AND PROXY PROCEDURES" above.

SOLICITATION OF PROXIES

      DMM expects to solicit BLUE proxies by mail, telephone, telegram and personal interview. DMM also will request banks, brokers, custodians and other nominees to forward solicitation materials to the beneficial owners of Common Stock and to reimburse such banks, brokers, custodians and nominees for their reasonable, out-of-pocket expenses. In addition, Georgeson & Company Inc. ("Georgeson") has been retained by DMM to aid in the solicitation of proxies, for which it will be paid a fee of [$_____] and be reimbursed for out-of-pocket expenses. Approximately [__] employees will be utilized by this organization in its solicitation efforts. In addition, proxies may also be solicited by mail, personal interview, telephone and telegram by certain executive officers and regular employees of DMM; such persons will not receive any additional compensation for such solicitations. Certain information about such executive officers and employees of DMM and the DMM Nominees is set forth in Appendix I hereto.

      It is estimated that the total costs incurred to date in connection with this solicitation have been approximately [$______]and that additional amounts up to approximately [$______] may be expended in connection therewith. The amount to be expended will be dependent on, among other things, the nature and extent of any litigation which may result from the solicitation. DMM expects to pay the expenses of this solicitation and intends to seek reimbursement from the Company for such expenses in view of the fact that Mr. Moss has been forced by the Company to commence this contest due to the Company's refusal to consider placing Mr. Moss' nominees on the Board or otherwise facilitating his communications with stockholders.

                  CERTAIN HOLDERS OF SECURITIES OF THE COMPANY

      As of the date hereof, Mr. Moss and DMM together beneficially own a total of 443,082 shares of Common Stock, representing approximately 6.3% of the shares outstanding as of April 1, 1999. Certain information regarding DMM's and its affiliates' purchases of such shares is set forth in Appendix I to this Proxy Statement. Subject to applicable law, DMM and its affiliates may determine at any time to acquire additional shares of Common Stock or other securities of the Company, or to dispose of any such shares or securities held by such persons. Any such determination will depend on numerous factors, including, without limitation, the price of such shares or securities, the terms and conditions relating to their purchase and sale, regulatory conditions, the availability of any required financing, the business and prospects of the Company and the response of stockholders and the Company's management to DMM's solicitation of proxies in connection with the Meeting.

      The following table sets forth information regarding the beneficial ownership of each person, other than those affiliated with DMM or the Company, known to DMM to own more than 5% of the Company's Common Stock. Except as otherwise noted, beneficial ownership is as of April 1, 1999 and, other than as provided by community property and other such laws, consists of sole voting and investment power.

                                    COMMON STOCK
 NAME AND ADDRESS OF                BENEFICIALLY
  BENEFICIAL OWNER                    OWNED(1)             PERCENTAGE(1)
  ----------------                    --------             -------------
Heartland Advisors, Inc             1,442,700(2)              20.4%
790 North Milwaukee Street
Milwaukee, WI 53202

Robert Hersh                        1,185,300(3)              16.2%
18191 N.W. 68th Avenue
Miami, Florida 33015

Dean Rappaport                      1,117,100(4)              15.1%
18191 N.W. 68th Avenue
Miami, Florida 33015

William D. Stewart                  1,015,500(5)              13.9%
18191 N.W. 68th Avenue
Miami, Florida 33015

Nathan Katz                           630,742(6)               8.6%
55 Norfolk Avenue
Easton, MA 02334

Wai Check Lau                         558,200(7)               7.9%
6/F, Kenning Industrial Bldg.
19 Wang Hoi Road
Kowloon, Hong Kong

Dimensional Fund Advisors,            450,900(8)               6.4%
Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

1. Includes shares which may be acquired pursuant to vested stock options and options which become exercisable through May 31, 1999. Percentage ownership based upon 7,078,369 shares outstanding as of April 1, 1999.

2. Based solely upon a Schedule 13G filed with the Securities and Exchange Commission, Heartland Advisors, Inc., a registered investment advisor, is deemed to have beneficial ownership of 1,442,700 shares of The Company's stock, all of which shares are held in investment advisory accounts. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interest of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the stock.

3. Includes 750,000 shares as to which voting power is shared (see note 7 below) and shares purchasable through the exercise of options as follows:
      45,000 shares at $1.75 per share, 50,000 shares at $3.375 per share, 50,000 shares at $4.875 per share, 50,000 shares at $4.125 per share and 62,500 shares at $6.75 per share.

4. Includes 750,000 shares as to which voting power is shared (see note 7 below) and shares purchasable through the exercise of options as follows:
      100,000 shares at $1.75 per share and 212,500 shares at $2.4375 per share.

5. Includes 750,000 shares as to which voting power is shared (see note 7 below) and shares purchasable through the exercise of options as follows:
      20,000 shares at $1.75 per share and 212,500 shares at $2.4375 per share.

6.    Includes shares purchasable through the exercise of options as follows:
      55,000 shares at $1.75 per share and 162,500 shares at $2.4375 per share.

7. Of the number of shares beneficially owned by Wai Check Lau, 477,500 shares are owned by Go-Gro Holdings Limited, which is owned by Wai Check Lau, 6,000 shares are owned by Amy Yuen Ying Lau Cheung, the wife of Wai Check Lau and 21,500 shares are owned jointly by Wai Check Lau and Amy Yuen Ying Lau Cheung. In July 1994, as part of the Company's acquisition of Go-Gro Industries Limited ("Go-Gro"), Wai Check Lau and Amy Yuen Ying Lau Cheung each delivered an irrevocable proxy to Catalina Asia, an entity controlled by the Company. Catalina Asia has a proxy to vote the 558,200 shares beneficially owned by Mr. Lau and an additional 191,800 shares of the Company also issued to previous stockholders of Go-Gro upon the acquisition. The 750,000 shares are voted at the direction of Messrs. Hersh, Rappaport, and Stewart, members of the Board of Directors of Catalina Asia. Except as to such shared voting power, each of Messrs. Hersh, Rappaport and Stewart disclaims beneficial ownership of such shares.

8. Based solely upon a Schedule 13G filed with the Securities and Exchange Commission, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over all the securities of the Issuer that are owned by the Portfolios. All securities reported are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

      The following table and related footnotes appear in the Company Proxy Statement. According to the Company Proxy Statement, the following table sets forth, as of April 1, 1999, the number of shares of Common Stock deemed to be beneficially owned (including shares which can be acquired within 60 days) by each director, director nominee and executive officer and by all directors and executive officers of the Company as a group, and the percentage of such shares to the total outstanding.

                                         COMMON STOCK
NAME OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)    PERCENTAGE(1)
------------------------              ---------------------    -------------
Robert Hersh                           1,185,300(2),(13)           16.2%
Dean Rappaport                         1,117,100(3),(13)           15.1%
William D. Stewart                     1,015,500(4),(13)           13.9%
Ryan Burrow                               20,700(5)                 *
Henry Latimer                             14,495(6)                 *
Jesse Luxton                                   0                    *
Jeffrey Silverman                         27,000(7)                 *
Leonard Sokolow                           41,000(8)                 *
Howard Steinberg                          20,000(9)                 *
Brion Wise                                     0                    *
Nathan Katz                              630,742(10)                8.6%
David W. Sasnett                          22,000(11)                *
Thomas M. Bluth                           24,500(12)                *
All directors and executive            2,598,337(13)               31.6%
officers of the Company and
its subsidiaries as a group
(10 persons)

* less than 1%

1. Includes shares which may be acquired pursuant to vested stock options and options which become exercisable through May 31, 1999. Percentage ownership based upon 7,078,369 shares outstanding as of April 1, 1999.

2.    Includes shares purchasable through the exercise of options as follows:
      45,000 shares at $1.75 per share, 50,000 shares at $3.375 per share, 50,000 shares at $4.875 per share, 50,000 shares at $4.125 per share and 62,500 shares at $6.75 per share.

3.    Includes shares purchasable through the exercise of options as follows:
      100,000 shares at $1.75 per share and 212,500 shares at $2.4375 per share.

4.    Includes shares purchasable through the exercise of options as follows:
      20,000 shares at $1.75 per share and 212,500 shares at $2.4375 per share.

5. Includes 500 shares owned by Mr. Burrow's wife and shares purchasable through the exercise of options as follows: 2,000 shares at $6.625 per share, 2,000 shares at $10.75 per share, 2,000 shares at $6.25 per share and 12,000 shares at $3.75 per share.

6.    Includes shares purchasable through the exercise of options as follows:
      2,000 shares at $6.25 per share and 12,000 shares at $3.75 per share.

7. Includes 2,000 shares purchasable through the exercise of options at $3.75 per share.

8.    Includes shares purchasable through the exercise of options as follows:
      25,000 shares at $4.875 per share, 2,000 shares at $7.875 per share, 2,000 shares at $5.375 per share, 2,000 shares at $6.875 per share, 2,000 shares at $10.75 per share, 2,000 shares at $6.625 per share, 2,000 shares at $6.25 per share and 2,000 shares at $3.75 per share.

9. Includes 5,000 shares owned by Mr. Steinberg's wife over which shares Mr. Steinberg has the sole power to vote but as to which Mr. Steinberg disclaims beneficial ownership.

10.   Includes shares purchasable upon the exercise of options as follows:
      55,000 shares at $1.75 per share and 162,500 shares at $2.4375 per share.

11. Includes 20,000 shares purchasable through the exercise of options at $2.4375 per share.

12. Includes 22,500 shares purchasable through the exercise of options at $2.4375 per share.

13. Includes 750,000 shares owned by previous stockholders of Go-Gro Industries Limited which Messrs. Hersh, Rappaport and Stewart jointly have a power to vote pursuant to irrevocable proxies. Except as to such shared voting power, Messrs. Hersh, Rappaport and Stewart disclaim beneficial ownership of these shares.

      Except as set forth above, the Company Proxy Statement does not disclose, and DMM is not aware of, any other person who was owner of more than 5% of the outstanding shares of Common Stock as of April 1, 1999.

                        CERTAIN INFORMATION REGARDING DMM

      DMM is a Florida limited partnership which has as its sole general partner DMM Investments, Inc., a Florida corporation wholly-owned by Mr. Moss.

                             ADDITIONAL INFORMATION

      Except as otherwise indicated herein, the information in this Proxy Statement concerning the following matters has been taken from or is based upon information contained in the Company Proxy Statement: (1) the date, time and place of the Meeting; (2) the Company's officers and directors; (3) the compensation of the Company's directors; (4) the Company Nominees; and (5) the ownership of securities of the Company by the officers and directors of the Company. Such information, together with all other information relating to such matters and contained in the Company Proxy Statement, is hereby incorporated herein by reference. DMM does not assume any responsibility for the accuracy or completeness of such information.

      The principal executive offices of the Company are located at 18191 N.W. 68th Avenue, Miami, FL 33015.

                                          DMM INVESTMENTS, LTD.

April 28, 1999

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL GEORGESON & COMPANY INC. AT ANY OF THE FOLLOWING NUMBERS:

                                    GEORGESON
                                 & COMPANY INC.
                          Call Toll-Free (800) 223-2064
                                Wall Street Plaza
                               New York, New York
                                 (212) 440-9800

                         Banks and Brokers call collect
                                 (212) 440-9800

                                                                      APPENDIX I

                    REPRESENTATIVES OF DMM INVESTMENTS, LTD.
                             WHO MAY SOLICIT PROXIES

      The following persons are or may be participants in the solicitation of proxies on behalf of DMM. Set forth below with respect to each such person are his or her name, present principal occupation or employment, the name, principal business and address of any corporation or other organization in which such employment is carried on, the number of shares of Common Stock beneficially owned, directly or indirectly, by such person as of April [__], 1999, including shares issuable upon the exercise of presently exercisable options and options exercisable within 60 days, and additional information concerning transactions in shares of common stock of the Company within the last two years.

Name and Business Address      Present Principal Occupation or Employment
-------------------------      ------------------------------------------

David M. Moss................. Mr. Moss is the founder of Catalina Lighting,
6073 N.W. 167th Street         Inc. and served as its Chairman, Chief
Building C-5                   Executive Officer and President from 1986 to
Miami, Florida  33015          1989.  Mr. Moss is the Chairman, President and
                               Chief Executive Officer of Achiever Shredders and Office Products Company, Inc. ("Achiever"),
                               World Office Products Manufacturing, Inc.
                               ("World Office"), and Remington Security
                               Camera, Inc. ("Remington"). Achiever, formerly a product line within World Office, became a separate corporation in January of 1997.
                               Achiever and its strategic partners in China design, manufacture and distribute a complete line of security paper shredders. Remington was formed in September of 1997 to import and distribute a line of do-it-yourself security cameras, and World Office was formed in 1991 to import and distribute a line of office chairs.

Roy D. Oppenheim.............. Mr. Oppenheim has been a partner in the Miami
Oppenheim & Pilelsky, P.A.     area law firm of Oppenheim & Pilelsky, P.A.
1290 Weston Road, Suite 300    since 1990.  Mr. Oppenheim is also an elected
Fort Lauderdale, Florida       member of the Broward County Attorney's Real
33326                          Estate Counsel.  Mr. Oppenheim in 1991 through
                               1993 served on the Florida Bar's Prepaid and Group Legal Committee which reviews group legal plans for the State. In addition, Mr. Oppenheim served on the Florida Bar's Committee on Central and Eastern Europe. Mr. Oppenheim is a graduate of Princeton University, and he now serves on the University's Committee to interview candidates for admission.

      Except as disclosed in this Proxy Statement or in this Appendix I, none of DMM, its general partner or limited partners, or the DMM Nominees owns any securities of the Company or any subsidiary of the Company beneficially or of record, has purchased or sold any such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to such securities. Except as disclosed in this Proxy Statement or in this Appendix I, to the best knowledge of DMM, its general partner or limited partners, and the DMM Nominees, none of their associates beneficially owns, directly or indirectly, and securities of the Company.

      To the best knowledge of DMM, except as disclosed herein and in the Proxy Statement, none of the foregoing persons owns of record any securities of the Company which are not also beneficially owned by them nor do they beneficially own, directly or indirectly, any securities of any subsidiary of the Company. Except for the information disclosed herein and in the Proxy Statement, to the best knowledge of DMM, none of the foregoing persons nor any associate of such persons is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company including, but not limited to, joint ventures, loan or option arrangements, put or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. To the best knowledge of DMM, except as disclosed herein and in the Proxy Statement, no part of the purchase price or market value of the shares of Common Stock purchased or sold by the foregoing persons within the past two years is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except for information disclosed herein and in the Proxy Statement, to the best knowledge of DMM, none of the foregoing persons nor any associate of such persons has any arrangement or understanding with any persons with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction, or series of similar transactions, since March [__], 1999 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be party and in which the amount involved exceeds [$_________].

      The following table sets forth all purchases and sales of Common Stock during the past two years by DMM and its subsidiaries. Except as noted, all transactions were effected on the NYSE.

                  Schedule of Transactions in the Common Stock
                              No. of Shares Purchased
                 Date                or (Sold)            Price Per Share
              ----------      -----------------------     ---------------

----------
* Denotes transaction by an affiliate of DMM. All transactions not so denoted are by DMM.

      [___________________], [_________] of DMM, owns [___] shares of Common
Stock, which shares were purchased for investment in [____________] 19[__].

                                    IMPORTANT

      Your proxy is important. No matter how many shares you own, please give DMM your proxy FOR the election of the DMM Nominees and TO ABSTAIN on the Auditor Proposal by:

      MARKING the enclosed BLUE proxy card with your voting instructions,

      SIGNING the enclosed BLUE proxy card,

      DATING the enclosed BLUE proxy card and

      MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

      If you have already submitted a proxy to the Company for the Meeting and in the event that the Voting Condition is satisfied as and when specified herein, you may change your vote to a vote FOR the election of the DMM Nominees; and TO ABSTAIN on the Auditor Proposal by marking, signing, dating and returning the enclosed BLUE proxy card, which must be dated after any proxy you may have given to the Company's management.

      If you have already submitted a proxy to the Company for the Meeting, we urge you to revoke any prior dated proxy given to the Company's management by signing, dating and returning the enclosed BLUE notice of revocation, which must be dated after any proxy you may have submitted to the Company.

      PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD AND THE ENCLOSED BLUE NOTICE OF REVOCATION PROMPTLY IN THE ENCLOSED ENVELOPE.

      IN THE EVENT THAT THE VOTING CONDITION IS NOT SATISFIED AS AND WHEN SPECIFIED HEREIN, (1) RETURNING THE BLUE PROXY WILL PERMIT DMM TO CAUSE THE PROXIES RECEIVED TO NOT BE VOTED AT THE MEETING AND WILL CAUSE THE STOCKHOLDERS WHO DELIVERED THE BLUE PROXIES TO BE DEEMED NOT PRESENT BY PROXY AT THE MEETING AND (2) RETURNING THE BLUE NOTICE OF REVOCATION WILL PERMIT DMM TO CAUSE THE REVOCATION OF ANY PRIOR PROXIES GIVEN TO THE COMPANY'S MANAGEMENT. EACH OF THESE COULD CAUSE THERE NOT TO BE A QUORUM AT THE MEETING. IN SUCH EVENT, AND ASSUMING THAT DMM RECEIVES A SIGNIFICANT NUMBER OF PROXIES, A QUORUM WOULD NOT BE PRESENT AT THE MEETING AND THE COMPANY WOULD BE UNABLE TO CONDUCT BUSINESS AT THE MEETING.

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL GEORGESON & COMPANY INC. AT THE FOLLOWING NUMBER:

                                    GEORGESON
                                 & COMPANY INC.

                          Call Toll Free (800) 223-2064
                                Wall Street Plaza
                               New York, New York
                                 (212) 440-9800

                         Banks and Brokers call collect
                                 (212) 440-9800

REVOCABLE PROXY

                             CATALINA LIGHTING, INC.

                  Annual Meeting of Stockholders - May 10, 1999

            This Proxy is Solicited by DMM INVESTMENTS, LTD. ("DMM")

      The undersigned hereby appoints David M. Moss and Roy D. Oppenheim each of them proxies for the undersigned with full power of substitution (the "Proxyholders"), to vote all shares of Common Stock of Catalina Lighting, Inc. (the "Company") which the undersigned is entitled to vote at the Company's 1999 Annual Meeting of Stockholders, and any postponements or adjournments thereof (the "Meeting") (such shares, the "Subject Shares"), hereby revoking all prior proxies, on the matters set forth below as follows:

1.    ELECTION OF DMM NOMINEES

                  David M. Moss               Roy D. Oppenheim

      |_| FOR all DMM Nominees listed above, except vote is withheld from the following DMM Nominees (if any):

      ___________________________________________________________________

            (To withhold authority to vote for either nominee, write the nominee's name on the line above.)

      |_|   Vote withheld from all DMM Nominees.

2.    PROPOSAL TO RATIFY SELECTION OF AUDITORS

              |_| FOR            |_| AGAINST           |_| ABSTAIN

3. The Proxyholders are authorized to vote in the discretion FOR, AGAINST or ABSTAIN upon all other matters as may properly come before the Meeting or any postponements or adjournments thereof.

            (continued, and to be signed on the reverse side hereof)

--------------------------------------------------------------------------------

      A NOTICE OF REVOCATION IS CONTAINED ON THE REVERSE SIDE OF THIS CARD. PLEASE DATE, SIGN AND RETURN THIS NOTICE OF REVOCATION IN THE ENCLOSED ENVELOPE.

      IF THE VOTING CONDITION IS SATISFIED AS AND WHEN SPECIFIED IN DMM'S PROXY STATEMENT, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
ITEM 1, AND ABSTAIN ON ITEM 2. THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES, ASSUMING THAT THE VOTING CONDITION IS SATISFIED AS AND WHEN SPECIFIED IN DMM'S PROXY STATEMENT.

      IF THE VOTING CONDITION IS NOT SATISFIED AS AND WHEN SPECIFIED IN DMM'S PROXY STATEMENT, THE UNDERSIGNED HEREBY AUTHORIZES AND DIRECTS THE PROXYHOLDERS TO NOT VOTE THE SUBJECT SHARES ON ANY MATTER AND TO NOT APPEAR AT THE MEETING SUCH THAT THE UNDERSIGNED, AS THE HOLDER OF THE SUBJECT SHARES, IS NOT PRESENT BY PROXY AT THE MEETING. THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING AUTHORIZATION AND DIRECTION IS INTENDED TO CAUSE THERE NOT TO BE A QUORUM PRESENT AT THE MEETING UNLESS THE VOTING CONDITION IS SATISFIED AS AND WHEN SPECIFIED DMM'S PROXY STATEMENT.

      PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY TO DMM, TOGETHER WITH THE ATTACHED NOTICE OF REVOCATION, PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                Dated __________________, 1999
                                                Please SIGN exactly as name
                                                appears at left. (Do not print.)
                                                __________________________
                                                __________________________
                                                __________________________
                                                IMPORTANT: WHEN STOCK IS
                                                HELD IN TWO OR MORE NAMES,
                                                ALL SHOULD SIGN; WHEN SIGNING
                                                AS EXECUTOR, TRUSTEE,
                                                GUARDIAN OR OFFICER OF A
                                                CORPORATION, GIVE TITLE AS
                                                SUCH.

--------------------------------------------------------------------------------

                          NOTICE OF REVOCATION OF PROXY

                   TO THE SECRETARY OF CATALINA LIGHTING, INC.

          This Notice of Revocation of Proxy is solicited on behalf of
                             DMM INVESTMENTS, LTD.

      The undersigned hereby revokes any proxies dated previously to the date hereof and solicited by and returned to the Board of Directors of Catalina Lighting, Inc. (the "Company") in connection with the Annual Meeting of Stockholders of the Company to be held on May 10, 1999 at 8:00 a.m., local time, at the Company's corporate office located at 18191 N.W. 68th Avenue, Miami, Florida 33015, and any postponement or adjournments thereof.

      THE SUBMISSION OF THIS NOTICE OF REVOCATION, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES SOLICITED BY AND RETURNED TO THE BOARD OF DIRECTORS OF THE COMPANY.

      PLEASE DATE, SIGN AND RETURN THIS NOTICE OF REVOCATION TO DMM PROMPTLY IN THE ENCLOSED ENVELOPE, TOGETHER WITH THE ATTACHED PROXY.

                                                Dated __________________, 1999
                                                Please SIGN exactly as name
                                                appears at left. (Do not print.)
                                                __________________________
                                                __________________________
                                                __________________________
                                                IMPORTANT: WHEN STOCK IS
                                                HELD IN TWO OR MORE NAMES,
                                                ALL SHOULD SIGN; WHEN SIGNING
                                                AS EXECUTOR, TRUSTEE,
                                                GUARDIAN OR OFFICER OF A
                                                CORPORATION, GIVE TITLE AS
                                                SUCH.

Dear Fellow Catalina Stockholder:

            We believe that the Catalina must be sold. Instead of maximizing stockholder value, the current Board of Directors has been content to maintain the status quo. The Board's actions and inactions have resulted in the erosion of our investment and have allowed Catalina to be outperformed by its peers. Considering the poor performance of the stock, the time to proceed with an auction for the sale of Catalina is now.

            We are proposing two nominees who, if elected, will demand that the Board act to put the Company up for sale promptly. Ask yourself what will happen if management prevails in this proxy contest and our nominees are not elected:

                  o The Board's lack of interest in selling the company will have been endorsed;

                  o     Our proposal will be rebuffed and ignored;

                  o     Catalina will not be sold; and

                  o Management will be able to go back to business as usual and wait until the 2000 Annual Meeting before they have to answer to stockholders, if ever.

                                      * * *

            On December 11, 1998, we informed Catalina that we would consider nominating two directors if our concerns about the Company's performance were not answered to our satisfaction. The Company responded to our inquiries by erecting barriers to our nominations. First, the Board amended its Bylaws to include an advance notice provision - a provision which it did not disclose to stockholders other than by including it as an exhibit to its 1998 10-K. Next, after we indicated that it was, in fact, our intention to nominate two directors, the Board rebuffed our attempts with technical objections and evasive tactics of delay. Finally, after filing preliminary proxy statements with the Securities and Exchange Commission which initially set May 26, 1999 as the date of the Annual Meeting of Catalina stockholders, the Company changed that date at the very last minute to May 10, 1999. This final action was a deliberate attempt to thwart our efforts to have a meaningful discussion with stockholders.

            We believe that the upcoming Annual Meeting of Catalina, currently scheduled to be held on May 10, 1999, presents the most appropriate opportunity for stockholders to send a strong message to the Board of Directors as to what they want. Accordingly, we are soliciting proxies in favor of the election of two individuals -- committed to seeking a sale of Catalina with the goal of maximizing the return to the stockholders -- to be directors of Catalina. Our solicitation, if successful, should encourage the Board to seek out the best available offer for Catalina.

                                     * * *

            Management has chosen to hide behind the technical notice requirements which were recently added to Catalina's Bylaws as a way of avoiding a vote on our nominees, thereby denying you the opportunity to express your views. We will nonetheless solicit proxies, and will not present and vote the proxies we receive through our solicitation unless management allows our nominees to stand for election at the Meeting. This approach could result in there not being a quorum at the Annual Meeting. Management will then be forced to adjourn and reschedule the Annual Meeting. We believe that, if management attempts to silence its own stockholders by relying on technical Bylaw requirements, stockholders can nonetheless send a strong message to management by preventing a quorum at the Annual Meeting. If management relents and acknowledges the validity of our nominees in a timely fashion, your proxy will be voted for the purpose of electing candidates committed to seeking a prompt auction of the Company.

            Our enclosed Proxy Statement contains more detailed information concerning the circumstances under which we will and will not present and vote the proxies which we receive.

            Your proxy can register your protest with the Company's business as usual and put management on the straight and narrow path towards maximizing the value of your investment through a sale of the Company.

            Please bear in mind that you are the ultimate decision makers with respect to Catalina. You should have the right to decide between seeking to maximize the value of your investment or sticking with an underperforming company and an underperforming stock. Our solicitation of proxies is a means for you to make your own decision and to send a strong message to the Board that they should act on what you want.

            We strongly urge you to mark, sign, date and mail the enclosed BLUE proxy card to vote FOR the election of our nominees as directors.

                                Very truly yours,

                                DMM INVESTMENTS, LTD.


                                ________________________________
                                     David M. Moss


                                       2